Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen Premium Income Municipal Fund, Inc.
811-05570

The annual meeting of shareholders was held on July 25, 2011, at the offices of Nuveen Investments; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to August 31, 2011.

Voting results are as follows:

<c>To approve the elimination of the
Funds fundamental investment policy
relating to the Funds ability to make loans
   For
           29,180,533
                       4,024
   Against
             1,914,591
                             -
   Abstain
                994,827
                             -
   Broker Non-Votes
             7,589,521
                             -
      Total
           39,679,472
                       4,024



To approve the new fundamental
investment policy relating to the Funds
ability to make loans


   For
           29,034,265
                       4,024
   Against
             2,042,642
                             -
   Abstain
             1,013,044
                             -
   Broker Non-Votes
             7,589,521
                             -
      Total
           39,679,472
                       4,024



To approve the elimination of the Funds
fundamental policy relating to investments in municipal securities and below investment grade securities.


   For
           29,106,754
                       4,024
   Against
             1,993,227
                             -
   Abstain
                989,971
                             -
   Broker Non-Votes
             7,589,520
                             -
      Total
           39,679,472
                       4,024



To approve the new fundamental policy
relating to investments in municipal
securities for the Fund.


   For
           29,256,977
                       4,024
   Against
             1,870,945
                             -
   Abstain
                962,027
                             -
   Broker Non-Votes
             7,589,523
                             -
      Total
           39,679,472
                       4,024



To approve the elimination of the
fundamental policy relating to investing in other investment companies.


   For
           29,150,431
                       4,024
   Against
             1,971,081
                             -
   Abstain
                968,436
                             -
   Broker Non-Votes
             7,589,524
                             -
      Total
           39,679,472
                       4,024



To approve the elimination of the
fundamental policy relating to derivatives and short sales.


   For
           28,880,264
                       4,024
   Against
             2,246,752
                             -
   Abstain
                962,024
                             -
   Broker Non-Votes
             7,590,432
                             -
      Total
           39,679,472
                       4,024



To approve the elimination of the
fundamental policy relating to
commodities.


   For
           29,022,722
                       4,024
   Against
             2,089,870
                             -
   Abstain
                977,357
                             -
   Broker Non-Votes
             7,589,523
                             -
      Total
           39,679,472
                       4,024



To approve the new fundamental policy
relating to commodities.


   For
           28,914,482
                       4,024
   Against
             2,198,506
                             -
   Abstain
                976,960
                             -
   Broker Non-Votes
             7,589,524
                             -
      Total
           39,679,472
                       4,024

Proxy materials are herein incorporated by reference to the SEC filing on June 22, 2011, under Conformed Submission Type DEF 14A, accession number 0000950123-11- 060814.